                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

Filed by the registrant [X]                  [ ] Confidential, for Use of the
Filed by a party other than the registrant       Commission Only (as permitted by Rule
[ ]                                              14a-(e)(2))
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                Black Hawk Gaming & Development Co. Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X] No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                                 240 MAIN STREET
                           BLACK HAWK, COLORADO 80422
                                 (303) 582-1117

-------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 1999

-------------------------------------------------------------------------------


To the Shareholders of Black Hawk Gaming & Development Company, Inc.:

DATE:             June 11, 1999
TIME:             9:00 a.m.
PLACE:            The Lodge Casino
                  240 Main Street
                  Black Hawk, Colorado

MATTERS TO BE VOTED ON:

         1. Election of two directors;

         2. Ratification of Deloitte & Touche LLP as our independent auditors for 1999; and

         3. Any other matters properly brought before shareholders at our meeting.

         You are cordially invited to attend the meeting in person. To ensure that you are represented at the meeting, please fill in, sign and return the enclosed proxy card as promptly as possible. Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost we incur in obtaining your voting instructions.

                                       By Order of the Board of Directors



                                       /s/ Stanley Politano
                                       Stanley Politano, Secretary
May 12, 1999

                                    CONTENTS

                                                                                                          PAGE
                                                                                                          ----

General Information About Voting.......................................................................      1

Stock Ownership........................................................................................      3

Proposal No. 1 Election of Directors...................................................................      5

Proposal No. 2 Appointment of Independent Directors....................................................     12

Other Matters..........................................................................................     12

Shareholder Proposals..................................................................................     13

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                                 240 MAIN STREET
                           BLACK HAWK, COLORADO 80422


                                 PROXY STATEMENT

                  JUNE 11, 1999 ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of the Company for use at our 1999 annual meeting. This Proxy Statement and the enclosed proxy card were sent to shareholders on or about May 12, 1999.

         The following matters will be acted on at our annual meeting:

         1.       Election of two Directors to serve three year terms;

         2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 1999; and

         3.       Any other business as may properly come before our meeting.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote?

         You can vote your shares of common stock if our records show that you owned the shares on April 21, 1999. A total of 4,087,346 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the two director nominees and for the other proposal to be considered at the meeting.

What if other matters come up at the annual meeting?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting rather than by completing the proxy card?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. Election of the nominees as Directors and approval of the appointment of independent auditors will require the affirmative vote of a majority of the shares represented at the meeting.

         If your shares are held in the name of a nominee, and you do not tell the nominee by June 1, 1999 how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that self regulatory organizations determine to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Who pays for this proxy solicitation?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned as of April 21, 1999 by:

         o each person who we know beneficially owns more than 5% of the common stock;

         o        each director;

         o        each executive officer named in Executive Compensation; and

         o        the directors and executive officers as a group.

                                                                                                         Percentage of
                                                                                                       Common Stock
                                                            Beneficially Owned                      Beneficially Owned(3)
                                                  ------------------------------------              ---------------------
        Name                                      Shares                    Options(1)
        ----                                      ------                    ----------

Jeffrey P. Jacobs                                 1,333,333(2)                 46,667                       33.7
Diversified Opportunities Group Ltd.
c/o Jacobs Entertainment Ltd.
425 Lakeside Avenue
Cleveland, Ohio  44114

Stephen R. Roark                                     28,571                   130,833                        3.8
240 Main Street
Black Hawk, Colorado  80422

Antone R. Cook                                        3,500                    24,200                        *
240 Main Street
Black Hawk, Colorado  80422

Stanley Politano                                        619                    58,333                        1.4
240 Main Street
Black Hawk, Colorado  80422

Frank B. Day                                        440,966                    50,833                       12.0
248 Centennial Parkway, Suite 100
Louisville, Colorado  80302

J. Patrick McDuff                                       785                    12,167                        *
1375 Walnut
Boulder, Colorado  80302

Robert H. Hughes                                        776                    10,000                        *
Diversified Opportunities Group Ltd.
c/o Jacobs Entertainment Ltd.
425 Lakeside Avenue
Cleveland, Ohio  44114

Timothy Knudsen                                         373                        --                       --
213 Vista Circle
North Olmstead, Ohio  44070

Robert D. Greenlee                                  483,113                                                 12.0
2060 Broadway, Suite 400
Boulder, Colorado  80302

Officers and Directors as                         1,808,923                   333,033                       50.9
  a group (six persons)

------------------

*less than 1%



(1) Represents shares underlying options which are exercisable within 60 days.
(2) These shares are held by Diversified Opportunities Group, Ltd., an affiliate of Mr. Jacobs, and are therefore deemed beneficially owned by him.
(3) All percentages are computed in accordance with Rule 13d-3 adopted under the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Based on a review of the record, we believe that all reports on Forms 3 and 4 have been timely filed by our officers and directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At our 1998 annual meeting, shareholders approved a proposal to stagger the election of members to our Board of Directors so that:

         o two directors were elected for terms expiring at our 1999 annual meeting;

         o two directors were elected for terms expiring at our 2000 annual meeting; and

         o three directors were elected for a term expiring at our 2001 annual meeting.

         The terms of Messrs. McDuff and Knudsen expire at this annual meeting and we propose that they be elected to three year terms expiring at our annual meeting in 2002.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. MCDUFF AND KNUDSEN. PROXIES SOLICITED BY YOUR BOARD OF DIRECTORS WILL BE VOTED FOR THEM UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

         The following sets forth certain information with respect to both of these nominees, and our other directors and executive officers.

         Name               Age                            Position(s) Held
         ----               ---                            ----------------

Jeffrey P. Jacobs            45       Chairman of the Board and Chief Executive Officer

Stephen R. Roark             51       President, Chief Financial Officer and a Director

Antone R. Cook               55       Vice President of Gaming Operations

Stanley Politano             49       Vice President, Secretary and Treasurer

Frank B. Day                 65       Vice President and a Director

J. Patrick McDuff            50       A Director and Nominee

Robert H. Hughes             58       A Director

Timothy Knudsen              45       A Director and Nominee

         JEFFREY P. JACOBS, from 1995 to present, served as Chairman and Chief Executive Officer of Jacobs Entertainment, Inc., a company based in Cleveland, Ohio that has investments in gaming companies and ventures, including the Company and Colonial Downs Holdings, Inc., which operates a horse-racing track and satellite wagering facilities. From 1975 to present, he has also served as President and Chief Executive Officer of Jacobs Investments, Inc., a company engaged in the development, construction and operation of residential and commercial real estate and entertainment projects in Ohio. Mr. Jacobs also served in the Ohio House of Representatives from 1982 until 1986. He is also Chairman and Chief Executive Officer of Colonial Downs Holdings, Inc. which is a reporting company under the Securities Exchange Act of 1934. Mr. Jacobs became our Chief Executive Officer and Co-Chairman on November 12, 1996 and became our Chairman on December 31, 1997.

         STEPHEN R. ROARK, has been employed as our Chief Financial Officer since August 1993. Mr. Roark became a director of the Company in 1994. He was elected our President in July 1995. Prior to that time he was an independent consultant in the Denver area rendering financial and accounting assistance to companies in the public marketplace. Mr. Roark has 20 years accounting experience having served as a partner with a large local accounting firm and as a partner with a national accounting firm. Mr. Roark was with Hanifen, Imhoff and Prudential Securities, Inc. for three years and is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants. Mr. Roark obtained his B.S.B.A. in Accounting from the University of Denver in 1973.

         ANTONE R. COOK, has been employed by us as Vice President of Gaming Operations since April 25, 1998 and supervises overall gaming operations at the Gilpin Hotel Casino and The Lodge Casino. From February 1, 1996 until April 25, 1998 he was General Manager of the Gilpin Hotel Casino. He was Casino Manager of Binions Horseshoe Hotel & Casino from November 1994 until January 31, 1996. For the 30 years prior thereto, he was associated with several casinos and gaming ventures, primarily in Las Vegas, Nevada and held many staff, supervisory and management positions. Mr. Cook holds gaming licenses in Colorado, South Dakota and Nevada.

         STANLEY POLITANO, has been Vice President of the Company since August 1994. He was appointed our Secretary and Treasurer in April 1998. He received his B.S. degree in Business, majoring in finance, from the University of Colorado in 1972. He has 22 years of experience in the securities industry, working in both retail and wholesale capacities. He has worked for Rauscher Pierce Securities Corporation and Prudential-Bache Securities, Inc. and was a vice president with E.F. Hutton & Company, Inc. and Hanifen Imhoff Securities Corporation. He has served as Treasurer for Mission Corps International, a non-profit organization.

         FRANK B. DAY, Chairman of the Board, Chief Executive Officer and President of Rock Bottom Restaurants, Inc., a publicly traded company, has been employed since January 1980 as President of Concept Restaurants, Inc., and Managing General Partner of the Hotel Boulderado in Boulder, Colorado since August 1982. Concept Restaurants, Inc. owns or operates twelve full service restaurants in Colorado front range communities. From 1959 to present, Mr. Day has owned and operated food service and hospitality facilities in Illinois, Michigan, Wisconsin, and Colorado. He attended Harvard University from 1950 to 1956 and received B.A. and M.B.A. degrees. Mr. Day is also an active real estate investor and is active in many civic and nonprofit organizations, having served as a director of the Boulder Chamber of Commerce (September 1988 to September 1991) and Downtown Boulder, Inc. (from June 1987 to June 1990). Mr. Day has been one of our directors since 1992.

         J. PATRICK MCDUFF, has been the Northern Region President for Vectra Bank Colorado since October 1996. Prior to assuming those duties he was President, Chief Executive Officer and director of one of Vectra's subsidiary banks from July 1987 through October 1996. From 1972 through July 1987, Mr. McDuff worked for IntraWest Bank of Boulder, ending his employment as Senior Vice President and Senior Loan Officer. He attended the University of Arkansas from 1966 to 1972 and received a B.S.B.A. degree in Finance and Commercial Banking. Mr. McDuff is also active in many civic and non-profit organizations, having served as a director of Boulder Center Y.M.C.A. (from January 1987 to December 1992), Boulder Valley Rotary Club (from April 1985 to June 1988) and Longs Peak Council of the Boy Scouts of America (from January 1991 to March
1993). Mr. McDuff's employer, Vectra Bank Colorado, is a wholly owned subsidiary of Zions Bancorporation, a reporting company under the Securities Exchange Act of 1934. Mr. McDuff became one of our directors in 1994.

         ROBERT H. HUGHES, has served as Chief Financial Officer of Jacobs Investments, Inc. since 1993. Mr. Hughes was a partner in charge of the audit department of the Cleveland office of the accounting firm of Deloitte & Touche LLP until his retirement in 1991. Mr. Hughes is a certified public accountant. Mr. Hughes serves as a member of the Board of Directors of Colonial Downs Holdings, Inc., a reporting company under the Securities Exchange Act of 1934. Mr. Hughes has been one of our directors since November 12, 1996.

         TIMOTHY KNUDSEN, has been associated with Knudsen, Gardner & Howe, a Cleveland, Ohio based marketing communications agency for 21 years. He was elected President of the agency in 1984. Mr. Knudsen holds a B.S. degree in Marketing from Dyke Business College and has studied toward an advanced degree at Cleveland State University. Mr. Knudsen was elected as one of our directors in February 1998.

         Our Board of Directors has two committees. The following chart describes the function and membership of each committee and the number of times it met with respect to fiscal 1998:

                           AUDIT COMMITTEE--1 MEETING


                  Function                                                  Members
                  --------                                                  -------
o    Review internal financial information                             Robert H. Hughes
o    Review the results of audits with the                             J. Patrick McDuff
     independent auditors

                       COMPENSATION COMMITTEE--3 MEETINGS

                  Function                                                  Members
                  --------                                                  -------

o    Review and approve compensation                                   Frank B. Day
     and benefit programs                                              Timothy Knudsen
o    Approve compensation of senior executives
o    Administer Stock Option Plan

         The Board of Directors had 6 meetings during 1998. Each director attended all of the meetings of the Board (except Mr. Day who missed two meetings) and of each committee that he belongs to.

         All directors except Messrs. Jacobs and Roark receive $1,000 and $500 per Board and Committee meeting attended, respectively. Effective January 1, 1997, one-half of this compensation has been paid in the form of restricted common stock of the Company valued at the market price on the meeting date and one-half in cash.

         There are no family relationships between or among any directors or executive officers and, except as set forth in the above resumes, none serve as a director of any company required to file reports under the Securities Exchange Act of 1934 or which is registered under the Investment Company Act of 1940.

EXECUTIVE COMPENSATION.

         Neither member of the Compensation Committee is or has been an officer or employee nor do they serve on the compensation committee of any company related to or affiliated with us. The following table sets forth information regarding the compensation paid by us for services rendered in all capacities during 1996, 1997 and 1998 with respect to (i) the Chief Executive Officer, and
(ii) the other named executive officer of the Company whose total annual compensation for 1998 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                   Long-Term Compensation
                                     -------------------------------------------------------------------------------
                                                                                Awards                    Payouts
                                                                             ---------------------------------------
                                                                 Other       Restricted
                                                                 Annual         Stock          Securities
    Name of                                                      Compen-       Award(s)        Underlying                All Other
Officer/Director             Year       Salary        Bonus      sation        Payouts        Options/SARs      LTIP   Compensation
----------------             ----       ------        -----      -------     ----------       ------------      ----   ------------

Jeffrey P. Jacobs            1996    $  12,500(1)       --          --            --           60,000(2)         --         --
Chief Executive Officer
                             1997      150,000          --          --            --              --             --         --

                             1998      200,000      $  50,000


Stephen R. Roark             1996      125,000          --          --            --           35,000            --      $ 6,500
President
                             1997      130,000          --          --            --           15,000            --         --

                             1998      138,000         35,000       --            --              --             --         --


Antone R. Cook(3)            1998      175,000         35,000       --            --              --             --         --
Vice President

Stanley Politano             1998      102,000         15,000       --            --              --             --         --
Vice President


(1)      One month's compensation.
(2) Does not include options to purchase 85,000 shares which were granted to certain designees of Mr. Jacobs who disclaims beneficial ownership in both the options and underlying shares.

(3) Mr. Cook was promoted to Vice President of Gaming Operations on April 24, 1998 when we acquired the other one-half interest in the Gilpin Hotel Casino. Prior thereto he was employed by the Gilpin Hotel Venture as General Manager.

STOCK OPTIONS.

         We have two stock option plans. There were no grants of options during 1998 to any Executive Officer under either plan.

         No options were exercised by any Executive Officer during 1998. The following table provides information regarding unexercised stock options held by our Executive Officers as of February 1, 1999.

                                                       Number of
                                                        Securities                         Value of
                                                       Underlying                         Unexercised
                                                        Unexercised                       in-the-Money
                                                      Options/SARs                       Options/SARs
         Name                                      At Fiscal Year End                 At Fiscal Year End
         ----                                      ------------------                 ------------------

Jeffrey P. Jacobs                                     46,667/23,333                    $ 104,767/52,382
Stephen R. Roark                                     130,833/21,667                      292,820/46,842
Antone R. Cook                                        24,200/47,100                       53,728/37,189
Stanley Politano                                      58,333/11,667                      130,357/24,992

CERTAIN TRANSACTIONS WITH OUR AFFILIATES.

         In March 1997, and in February 1998, Mr. Jacobs posted a personal letter of credit in the approximate amount of $1,200,000, in favor of the City of Black Hawk. The letter of credit was required by the City to guarantee performance of certain improvements related to The Lodge Casino's Subdivision Improvement Agreement with the City. The Lodge Casino agreed to pay all out-of-pocket transaction costs incurred by Mr. Jacobs and a facility fee of one-quarter of one percent of the amount guaranteed. In 1998, we reimbursed Mr. Jacobs $9,372, which represented the fee charged by his individual bank issuing the letter of credit.

         Black Hawk/Jacobs Entertainment LLC is owned 75% by us and 25% by affiliates of Mr. Jacobs. The LLC owns The Lodge Casino. We agreed to share a management fee. During the year ended December 31, 1998, an affiliate of Mr. Jacobs received $556,885 in management fees which covered the period from commencement of gaming activities at The Lodge Casino (June 24, 1998) through year's end.

         Mr. Jacobs and other of his affiliates receive an annual credit enhancement fee of 2% for personally guaranteeing the LLC's $40 million credit facility. Fees of $36,625 were charged by Mr. Jacobs' affiliates in 1997 in this regard, of which $18,312 was paid in the first quarter of 1998 with the balance to be paid over a two year period. Fees of $546,487 were charged by them for the year ended December 31, 1998 for the continuing guarantees.

         In order to assist us in our efforts to research, develop, perform due diligence and possibly acquire new gaming opportunities, we entered into a one year agreement with Premier One Development Company, Inc. effective October 1, 1997. Premier is an affiliate of Mr. Jacobs and it employs several people to perform these services. We paid or accrued $225,000 for these services during calendar 1998. This agreement was renewed on October 1, 1998 through March 31, 1999 and required a payment by us of $112,500. It is anticipated that this agreement will be renewed for an additional six month period.

         The agreements described above were negotiated at arm's length between the Company and Mr. Jacobs and his affiliates and other officers and directors and are deemed by management of the Company to be fair and in the best interests of the Company and its shareholders.

                                 PROPOSAL NO. 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

         We have engaged the firm of Deloitte & Touche LLP as independent auditors to audit and report to our shareholders on our financial statements for the years 1991 through 1998. During all eight years, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports. Representatives of the firm are expected to be present at the annual meeting and will have the opportunity make a statement if they desire to do so and will be available to respond to appropriate questions. Although your approval of the engagement of independent auditors is not required by law, we desire to solicit your reaction. If the appointment of Deloitte & Touche LLP is not approved by a majority of the shares represented at the meeting, we will consider the appointment of other independent auditors for 1999. Moreover, if satisfactory arrangements as to the timing and costs of the 1999 audit cannot be made, we reserve the right to engage another accounting firm.

         WE RECOMMEND A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 1999 SUBJECT TO THE DISCUSSION ABOVE. PROXIES GIVEN TO US WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

         You can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 1998 at no charge by writing to us at 240 Main Street, Post Office Box 20, Black Hawk, Colorado 80422, Attention: Shareholder Relations.

                              SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's Proxy Statement for the 2000 annual meeting, proposals of shareholders must be received by the Company no later than January 10, 2000. Such proposals should be directed to the Secretary of the Company.

                                      By Order of the
                                      Board of Directors



                                      By   /s/ Stanley Politano
                                         --------------------------------------
                                           Stanley Politano, Secretary

Black Hawk, Colorado
May 11, 1999

PROXY                                                                      PROXY

                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                                 240 Main Street
                           Black Hawk, Colorado 80422

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Black Hawk Gaming & Development Company, Inc. acknowledges receipt of the notice of the annual meeting of shareholders, to be held Friday, June 11, 1999, at 9:00 a.m., at The Lodge Casino at Black Hawk, 240 Main Street, Black Hawk, Colorado and hereby appoints Jeffrey P. Jacobs and Stephen R. Roark, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at the annual meeting and at all adjournments thereof, hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

         1.  Election of Two Directors.

             [ ] FOR                   [ ] AGAINST                 [ ] ABSTAIN

                   [ ] J. Patrick McDuff           [ ] Timothy Knudsen


         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE BOX NEXT TO THAT NOMINEE'S NAME.)

         2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 1999, subject to the discussion set forth in the Proxy Statement.

             [ ] FOR                   [ ] AGAINST                 [ ] ABSTAIN

         3. Transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE IN PROPOSAL 1 AND FOR PROPOSAL 2.


DATED:                   1999                -----------------------------------
      -------------------                    SIGNATURE

                                             -----------------------------------
                                             SIGNATURE IF HELD JOINTLY

                                             Please sign your name exactly as it
                                             appears below. When shares are held
                                             by joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. NOTE: SECURITIES DEALERS PLEASE STATE THE NUMBER OF SHARES VOTED BY THIS
PROXY:
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